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                                                                   EXHIBIT 10.26

                            THIRD AMENDMENT TO LEASE

                This Third Amendment to Lease made this 29th day of November, 2000, by and between BEBOB ASSOCIATES ("Landlord") and INTERNET CAPITAL GROUP, INC., ("Tenant").

                                   WITNESSETH:

                WHEREAS, Landlord and Tenant entered into an Agreement of Lease dated January 1, 2000, for a 15,000 rentable square foot portion of Building 600 for a period of Five (5) years terminating December 31, 2004; and

                WHEREAS, Tenant leased an additional 573 square feet for a Four
(4) year and Eleven (11) month Term commencing February 1, 2000; and,

                WHEREAS, Tenant leased as additional 6,448 square feet commencing June 15, 2000; and terminating December 31, 2004; and,

                WHEREAS, Landlord and Tenant agree that Tenant shall lease from Landlord the 410 square feet as shown on the attached plan commencing June 15, 2000, and terminating December 31, 2004; and

                WHEREAS, Tenant desires to assign this Agreement of Lease, and the First, Second, and Third Amendments to Lease to Internet Capital Group Operations, Inc.; and,

                NOW, THEREFORE in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties agree to amend said Lease effective June 15, 2000, as follows:

                1. The term of the Lease for the 410 square feet shall be from June 15, 2000 to December 31, 2004.

                2. The Total Base Rental for the 410 square feet shall be Thirty-six Thousand Three Hundred Ten and 63/100 Dollars ($36,310.63).

                3. The Monthly Base Rental for the 410 square feet shall be Six Hundred Sixty-six and 25/100 Dollars ($666.25).

                4. Payment for increases in Real Estate Taxes and/or Operating Expenses over $5.50/square foot for this 410 square feet will begin as of June 15, 2000, based upon the percentage of the phase of Safeguard Corporate Campus in which the 410 square feet is situated, that percentage being 1.0%.

                5.      All improvements for the 410 square feet will be paid by

the Tenant.

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                6.      Internet Capital Group, Inc. desires to assign the
Agreement of Lease, and the First, Second, and this Third Amendment to Lease to Internet Capital Group Operations, Inc. Landlord agrees to this assignment provided that Internet Capital Group, Inc. executes the attached Guarantee.

                7. All other terms and conditions as contained in said Lease shall remain the same, except as herein modified.

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
INTERNET CAPITAL GROUP, INC.                                         BEBOB ASSOCIATES
By:    /s/  Henry N. Nassau                                          By:    /s/  Gerry Wilk
   -----------------------------------------                            -------------------


Attest:                                                              Attest:

        /s/  Luann Taiariol                                                  /s/  illegible
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
LANDLORD:                                          BEBOB ASSOCIATES

TENANT:                                            INTERNET CAPITAL GROUP OPERATIONS, INC.

PREMISES:                                          22,431 SQUARE FEET
                                                   435 DEVON PARK DRIVE, BUILDING 600
                                                   WAYNE, PENNSYLVANIA 19087

LEASE DATED:                                       JANUARY 1, 2000, AND SUBSEQUENTLY AMENDED
                                                   FEBRUARY 1, 2000, MAY 9, 2000, AND NOVEMBER 29,
                                                   2000.
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                The undersigned Guarantor, in consideration of, and as
inducement for, Landlord's execution of the above-referenced Lease, hereby unconditionally guarantees to Landlord, and Landlord's heirs, successors and assigns, the timely payment of all sums due Landlord from Tenant under the Lease and the prompt and full performance of all covenants and conditions to be performed by Tenant under the Lease, including payment for any damages to the premises caused by Tenant or which are the Tenant's obligation to repair or restore under the Lease.

                The undersigned waives any notice of the Tenant's default and shall be bound hereunder regardless of any waiver, release, forbearance, extension of time or other action taken or permitted by Landlord under the Lease with Tenant and regardless of any subletting or assignment by Tenant, for the full term of the Lease and any extensions or renewals thereof, or holding over by Tenant thereunder.

                If this Guarantee is signed by more than one party, the obligations hereunder shall be the joint and several obligations of the undersigned.



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
        /s/  Luann Taiariol                                           /s/  Henry N. Nassau
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Witness                                                          Internet Capital Group, Inc.



- --------------------------------------------                     -------------------------
Witness
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